SUB-SUBLEASE


     THIS SUB-SUBLEASE is made and entered into this 31 " day of May, 200 1, by and between Johnson Capital Partners of Arizona, LLC, an Arizona limited liability company ("JCP") and Vital Living, Inc., a Nevada corporation ("VITAL").

1.   BASIC LEASE PROVISIONS.

  A.    Property Address: 5080 North 40th Street, Suite 105,
  Phoenix, Arizona 85018, consisting of approximately  4,722 rentable square feet ("Premises").

  B.    VITAL's  Address: 5080 N. 40th  Street,  Suite  105,
  Phoenix, Arizona 85018.

  C.    JCP's Address (for notices): Attention: John  Smeck,
  5080 N. 40th Street, Suite 338, Phoenix, Arizona 85018; with a copy to Michelle Jones, Johnson Capital Group of Colorado, 999 18th Street, Suite 2310, Denver, Colorado, 90202-2423

  D.    Prime   Landlord:   Northbank   Properties   Limited
  Partnership, a Nevada limited partnership

  E.  Prime  Landlord's  Address (for  notices):  2200  East
  Camelback Road, Suite 101, Phoenix, Arizona 85016

  F.  Identification  of  Prime  Lease  and  all  amendments thereto:  Office  Lease Agreement dated  August  17,  1998 between Prime Landlord and Landlord

  G. Sub-Sublease Term: From the Commencement Date until the Expiration Date, unless this Sub-Sublease is earlier terminated pursuant to the terms hereof

  H. Commencement Date: June 17, 2002

  I. Expiration Date: October 30, 2003

  J. Base Rent:

     6/17/2002  -  10/30/2003         $8,460.25  per  month,
     plus rent tax and Additional Rent per the Prime Lease.

  K. Payee of Rent: JCP

  L.    Address  for  Payment of Rent:  Attention:  Michelle
  Jones,  Johnson  Capital  Group  of  Colorado,  999   18th
  Street, Suite 2310, Denver, Colorado, 90202-2423

  M. Sub-Sublease Share: 69.904 % (approximate)

  N.   Description   of   Premises:  Suite   105   as   more
  particularly described on Exhibit A attached hereto

  O. Security Deposit: $8,460.25

  P. VITAL's Use (set forth with specificity): General offices and for no other use

  Q. JCP's Broker: The Staubach Company
  VITAL's Broker: Fulton Andrew

  R.  Landlord: Prudential Multifamily Mortgage, Inc. (f/k/a
  WMF Washington Mortgage Corp.) a Delaware corporation

  S.  Landlord's  Address: 8401 Greensboro Dr.,  Suite  200,
  McLean, Virginia 22102

  T.  Identification of Sublease and all amendments thereto:
  Sublease  agreement  dated  December  29th,  2000  between
  Landlord and JCP.

2. PRIME LEASE and SUBLEASE. Landlord is the tenant under a Prime Lease (the "Prime Lease") with the Prime Landlord identified in Section 1(D), bearing the date specified in
Section 1(F). JCP is the tenant under a Sublease (the "Sublease") with the Landlord identified in Section 1(R), bearing the date specified in Section 1(T). JCP represents and warrants to VITAL that (a) JCP has delivered to VITAL a full and complete copy of the Prime Lease and all other agreements between Prime Landlord and Landlord and a copy of the Sublease and all other agreements between Landlord and JCP relating to the leasing, use, and occupancy of the Premises and (b) the Prime Lease and Sublease are, as of the date hereof, in full force and effect.

3. SUB-SUBLEASE. JCP, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the VITAL to be performed, hereby subleases to VITAL, and VITAL accepts from JCP the Premises, being that certain space described in Section 1(N) and located in the building (the "Building"), situated on and a part of the property (the "Property") located at the address set forth in Section 1(A).

4. TERM. The term of this Lease (hereinafter "Term") shall commence on the date (hereinafter "Commencement Date") set forth in Section 1(H). The Term shall expire on the date ("Expiration Date") specified in Section 1(I), unless sooner terminated as otherwise provided elsewhere in this Sub-Sublease. Notwithstanding the foregoing, if the Prime Lease is terminated for any reason on a date prior to the Expiration Date, this Sub-Sublease will also terminate as of such date of termination without any liability on the part of JCP to VITAL except that if such termination is caused by JCP's default under the Sublease, JCP shall indemnify VITAL for all costs, damages, and expenses caused by the early termination.

5. POSSESSION. JCP agrees to deliver possession of the Premises on the date specified in Section 1(H). The Premises shall be delivered to VITAL in "As is" condition.

6. VITAL'S USE. The Premises shall be used and occupied only for VITAL's use set forth in Section 1(P).

7. RENT. Beginning on the Commencement Date, VITAL agrees to pay the Base Rent set forth in Section 1(J) to the Payee specified in Section 1(K), at the address specified in
Section 1(L), or to such other payee or at such other address as may be designated by notice in writing from JCP to VITAL, without prior demand therefore and without any deduction whatsoever. Base Rent shall be paid the first day of each month of the Term except that the first installment of Base Rent shall be paid by VITAL to JCP upon execution of this Sub-Sublease by VITAL. Base Rent shall be pro-rated for partial months at the beginning and end of the Term. All charges, costs and sums required to be paid by VITAL to JCP under this Sub-Sublease in addition to Base Rent shall be deemed "Additional Rent," and Base Rent and Additional Rent shall hereinafter collectively be referred to as "Rent." VITAL's covenant to pay Rent shall be independent of every other covenant in this Lease. If Rent is not paid when due, VITAL shall pay, relative to the delinquent payment, an amount equal to the sum which would be payable by JCP to Landlord for an equivalent default under the Sublease.

8.   ADDITIONAL RENT.

     A. If and to the extent that JCP is obligated to pay additional rent under the Sublease, whether such additional rent is to reimburse Landlord or Prime Landlord for taxes, operating expenses, common area maintenance charges or other expenses incurred by the Prime Landlord in connection with the Property, VITAL shall pay to JCP, the percentage of such additional rent (to the extent such additional rent is attributable to events occurring during the term of this Sub-Sublease) which is set forth in Section 1(M) as the Sub-Sublease Share. Such payment shall be due from VITAL to JCP no fewer than five (5) days prior to the date upon which JCP's payment of such additional rent is due to the Landlord. JCP shall promptly supply VITAL with a copy of any bill for additional rent received from Prime Landlord or Landlord (which bill shall be accompanied by other material furnished to JCP in connection therewith).

     B. The Sub-Sublease Share provided for in Section 1(M) is calculated by dividing the rentable area of the Premises by the rentable area of the premises leased by Prime Landlord to Landlord and subleased by Landlord to JCP. In the event the rentable area of the Premises or the area of the Premises leased pursuant to the Prime Lease shall be changed during the Term, then the Sub-Sublease Share shall be recalculated.

9. VITAL'S OBLIGATIONS. VITAL shall be responsible for, and shall pay the following:

     A. All utility consumption costs, including without limitation, electric and other charges incurred in connection with lighting, and providing electrical power to the Premises. VITAL shall hold JCP harmless from all costs or expenses JCP may incur from VITAL's failure to pay utility bills or to perform any of its obligations with respect to the purchase of utilities.

     B. All maintenance, repairs and replacements as to the Premises and the Building and their equipment and systems to the extent JCP is obligated to perform the same under the Sublease.
10. QUIET ENJOYMENT. JCP represents that is it has full power and authority to enter into this Sub-Sublease, subject to the consent of the Prime Landlord. So long as VITAL is not in default in the performance of its covenants and agreements in this Sub-Sublease, VITAL's quiet and peaceable enjoyment of the Premises shall not be disturbed or interfered with by JCP, or by any person claiming by, through, or under JCP, subject, however, to the provisions of this Sub-Sublease, the Sublease, the Prime Lease and to the matters which the Prime Lease is subject and subordinate.

11. LIABILITY. During the term of this Sub-Sublease, VITAL agrees that JCP will not at any time or to any extent whatsoever be liable, responsible, or accountable for any loss, injury, death, or damage to persons or property from any cause or causes whatsoever, except that caused by the negligence or misconduct of JCP or its agents or employees, which at any time may be suffered or sustained by VITAL, its agents or employees or by any person who at any time may be using, occupying, visiting, or residing on the Premises, and VITAL agrees to indemnify and save JCP harmless from any and all claims, liabilities, losses, damages, costs, and expenses arising out of any such loss, injury, death, or damage, except that caused by the negligence or misconduct of JCP or its agents or employees, however occurring.

12. VITAL'S INSURANCE. VITAL shall procure and maintain, at its own cost and expense, such liability insurance as is required to be carried by JCP under the Sublease, naming JCP, Landlord, and Prime Landlord as additional insureds, in the manner required therein, and such property insurance as is required to be carried by JCP under the Prime Lease to the extent such property insurance pertains to the Premises. If the Prime Lease requires JCP to insure leasehold improvements or alterations, then VITAL shall insure such leasehold improvements which are located in the Premises, as well as alterations in the Premises made by VITAL. VITAL shall furnish to JCP a certificate of VITAL's insurance required on or before the Commencement Date. Each party hereby waives claims against the other for property damage provided such waiver shall not invalidate the waiving party's property insurance; each party shall attempt to obtain from its insurance carrier a waiver of its right of subrogation. VITAL hereby waives claims against Landlord, Prime Landlord, and JCP for property damage to the Premises or its contents if and to the extent that JCP waives such claims against Prime Landlord under the Prime Lease. VITAL agrees to obtain, for the benefit of Prime Landlord and JCP, such waivers of subrogation rights from its insurer as are required of JCP under the Sublease.

13.  ASSIGNMENT OR SUBLETTING.

     A. VITAL shall not (i) assign, convey or mortgage this Sub-Sublease or any interest under it; (ii) allow any transfer thereof or any lien upon V1TAL's interest by operation of law; (iii) further sublet the Premises or any part thereof; or (iv) permit the occupancy of the Premises or any part thereof by anyone other than VITAL. JCP's consent to an assignment of this Sub-Sublease or a further sub-sublease of the Premises shall not be unreasonably withhold, VITAL acknowledging that JCP's consent does not imply the consent of the Prime Landlord to such assignment or subletting, which also must be obtained. If JCP consents thereto, JCP shall use reasonable efforts to obtain the consent of Prime Landlord. Any cost of obtaining Prime Landlord's consent shall be borne by VITAL.
     B. No permitted assignment shall be effective and no permitted sub-sublease shall commence unless and until any default by VITAL hereunder shall have been cured. No permitted assignment or subletting shall relieve VITAL from VITAL's obligations and agreements hereunder and VITAL shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made.

14. RULES. VITAL agrees to comply with all rules and regulations that Prime Landlord has made or may hereafter from time to time make for the Building. JCP shall not be liable in any way for damage caused by the non-observance by any of the other tenants of such similar covenants in their leases or of such rules and regulations.

15. REPAIRS AND COMPLIANCE. VITAL shall promptly pay for the repairs set forth in Section 9(B) hereof and VITAL shall, at VITAL's own expense, comply with all laws and ordinances, and all orders, rules and regulations of all governmental authorities and of all insurance bodies and their fire prevention engineers at any time in force, applicable to the Premises or to VITAL's particular use or manner of use thereof, except that VITAL shall not hereby be under any obligation to comply with any law, ordinance, rule or regulation requiring any structural alteration of, or in connection with, the Premises, unless such alteration is required by reason of VITAL's particular use or manner of use of the Premises, or a condition which has been created by or at the sufferance of VITAL, or is required by reason of a breach of any of VITAL's covenants and agreements hereunder. As used herein "structure" or "structural" shall have the definition ascribed to it in the Prime Lease or if no specific definition is given therein "structure" or "structural" shall mean that portion of the Building which is integral to the integrity of the Building as an existing enclosed unit and shall, in any event, include footings, foundation, outside walls, skeleton, bearing columns and interior bearing walls, floor slabs, roof and roofing system.

16. FIRE OR CASUALTY OR EMINENT DOMAIN. In the event JCP is entitled, under the Sublease, to a rent abatement as a result  of  a  fire or other casualty or as a  result  of  a taking under the power of eminent domain, then VITAL shall be entitled to the Sub-Sublease Share of such rent abatement unless the effect on the Premises of such fire or other casualty or such taking shall be substantially disproportionate to the amount of the abatement, in which event the parties shall equitably adjust the abatement as between themselves, based on the relative impact of the fire or other casualty, or the taking, as the case may be. If the Sublease imposes on JCP the obligation to repair or restore leasehold improvements or alterations, VITAL shall be responsible for repair or restoration of leasehold improvements or alterations in the Premises. VITAL shall make any insurance proceeds resulting from the loss which JCP is obligated to repair or restore available to JCP and shall permit JCP to enter the Premises to perform the same, subject to such conditions as VITAL may reasonably impose.

17. ALTERATIONS. VITAL shall not make any alterations in or additions to the Premises ("Alterations") if to do so would constitute a default under the Prime Lease. If VITAL's proposed Alterations would not constitute a default under the Sublease or the Prime Lease, JCP's consent thereto shall nonetheless be required, but JCP's consent to such Alterations shall not be unreasonably withheld, and if JCP consents thereto, JCP shall use reasonable efforts to obtain the consent of Landlord and Prime Landlord, if such consent is required under the Prime Lease. If Alterations by VITAL are permitted or consented to as aforesaid, VITAL shall comply with all of the covenants of JCP contained in the Sublease pertaining to the performance of such Alterations. In addition, VITAL shall indemnify, defend and hold harmless JCP against liability, loss, cost, damage, liens and expense imposed on JCP arising out of the performance of Alterations by VITAL.

18. SURRENDER. Upon the expiration of this Sub-Sublease, or upon the termination of the Sub-Sublease or of VITAL's right to possession of the Premises, VITAL will at once surrender and deliver up the Premises, together with all improvements thereon, to JCP in good condition and repair, reasonable wear and tear excepted; conditions existing because of VITAL's failure to perform maintenance, repairs or replacements as required of VITAL under this Sub-Sublease shall not be deemed "reasonable wear and tear." Said improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment and other articles of personal property used in the operation of the Premises (as distinguished from operations incident to the business of VITAL). VITAL shall surrender to JCP all keys to the Premises and make known to JCP the combination of all combination locks which VITAL is permitted to leave on the Premises. All Alterations in or upon the Premises made by VITAL shall become a part of and shall remain upon the Promises upon such termination without compensation, allowance or credit to VITAL; provided, however, that JCP shall have the right to require VITAL to remove any Alterations made by VITAL, or portion thereof. Said right shall be exercisable by JCP's giving written notice thereof to VITAL on or before thirty (30) days prior to such expiration or on or before twenty (20) days after such termination. VITAL shall also remove any Alterations made by VITAL, or portion thereof, which Landlord may require  JCP  to  remove,  pursuant  to  the  terms  of  the
Sublease. In any such event, VITAL shall restore the Premises to their condition prior to the making of such Alteration, repairing any damage occasioned by such removal or restoration. If JCP, Landlord or Prime Landlord requires removal of any Alteration made by VITAL, or a portion thereof, and VITAL does not make such removal in accordance with this Section, JCP may remove the same (and repair any damage occasioned thereby), and dispose thereof, or at its election, deliver the same to any other place of business of VITAL, or warehouse the same. VITAL shall pay the reasonable, actual costs of such removal, repair, delivery, and warehousing on demand. As between JCP and VITAL, VITAL shall not be required to remove any Alterations performed by JCP prior to the Commencement Date or to restore the Premises to their condition prior to the making of such Alterations. If, however, the term of the Sub-Sublease expires at or about the date of the expiration of the Prime Lease and Sublease, and if JCP is required under or pursuant to the terms of the Sublease to remove any Alterations performed prior to the Commencement Date, VITAL shall permit JCP to enter the Premises for a reasonable period of time prior to the expiration of the Sub-Sublease, subject to such conditions as VITAL may reasonably impose, for the purpose of removing its Alterations and restoring the Premises as required.

19.   REMOVAL  OF VITAL'S PROPERTY. Upon the  expiration  of
this Sub-Sublease, VITAL shall remove VITAL's articles of personal property incident to VITAL's business ("Trade Fixtures"); provided, however, that VITAL shall repair any injury or damage to the Premises which may result from such removal, and shall restore the Premises to the same condition as prior to the installation thereof. If VITAL does not remove VITAL's Trade Fixtures from the Premises prior to the expiration or earlier termination of the Term, JCP may, at its option, remove the same (and repair any damage occasioned thereby and restore the Premises as aforesaid) and dispose thereof or deliver the same to any other place of business of VITAL, or warehouse the same, and VITAL shall pay the reasonable, actual cost of such removal, repair, restoration, delivery or warehousing to JCP on demand, or JCP may treat said Trade Fixtures as having been conveyed to JCP with this Lease as a Bill of Sale, without further payment or credit by JCP to VITAL.

20. HOLDING OVER. VITAL shall have no right to occupy the Premises or any portion thereof after the expiration of this Sub-Sublease or after termination of this Sub-Sublease or of VITAL's right to possession in consequence of an Event of Default hereunder. In the event VITAL or any party claiming by, through or under VITAL holds over, JCP may exercise any and all remedies available to it at law or in equity to recover possession of the Premises, and to recover damages, including without limitation, damages payable by JCP to Landlord by reason of such holdover. For each and every month or partial month that VITAL or any party claiming by, through or under VITAL remains in occupancy of all or any portion of the Premises after the expiration of this Sub-Sublease or after termination of this Sub-Sublease or VITAL's right to possession, VITAL shall pay, as minimum damages and not as a penalty, in addition to, and not in lieu of, any damages owed by VITAL to JCP as reimbursement for damages payable by JCP to Prime Landlord, monthly rental at a rate equal to double the rate of Base Rent and Additional Rent payable by VITAL hereunder immediately prior to the expiration or other termination of this Sub-Sublease or of VITAL's right to possession. The acceptance by JCP of any lesser sum shall be construed as payment on account and not in satisfaction of damages for such holding over.

21. ENCUMBERING TITLE. VITAL shall not do any act which shall in any way encumber the title of Prime Landlord in and to the Building or the Property, nor shall the interest or estate of Prime Landlord, Landlord, or JCP be in any way subject to any claim by way of lien or encumbrance, whether by operation of law by virtue of any express or implied contract by VITAL, or by reason of any other act or omission of VITAL. Any claim to, or lien upon, the Premises, the Building or the Property arising from any act or omission of VITAL shall accrue only against the sub-subleasehold estate of VITAL and shall be subject and subordinate to the paramount title and rights of Prime Landlord in and  to  the
Building  and the Property and the interest of  JCP  in  the premises leased pursuant to the Prime Lease. Without limiting the generality of the foregoing, VITAL shall not permit the Premises, the Building or the Property to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to VITAL or claimed to have been furnished to VITAL in connection with work of any character performed or claimed to have been performed on the Premises by, or at direction or sufferance of, VITAL, provided, however, that if so permitted under the Prime Lease, VITAL shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if -VITAL ` shall give to Prime Landlord and JCP such security as may be deemed satisfactory to them to assure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Premises, the Building or the Property by reason of nonpayment thereof, provided further, however, that on final determination of the lien or claim of lien, VITAL shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

22. INDEMNITY. VITAL agrees to indemnify JCP and hold JCP harmless from all losses, damages, liabilities and expenses which JCP may incur, or for which JCP may be liable to Landlord or Prime Landlord, arising from the acts or omissions of VITAL which are the subject matter of any indemnity or hold harmless of JCP to Landlord under the Sublease. Further, JCP agrees to indemnify VITAL and hold VITAL harmless from all losses, damages, liabilities and expenses which VITAL may incur arising from the acts or omissions of JCP.

23. JCP'S RESERVED RIGHTS. JCP reserves the right, on reasonable prior notice, to inspect the Premises, or to exhibit the Premises to persons having a legitimate interest at any time during the Sub-Sublease term.

24. DEFAULTS. VITAL further agrees that any one or more of the following events shall be considered Events of Default as said term is used herein, that is to say, if:

     A. VITAL shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against VITAL asking reorganization of VITAL under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof; or

     B. VITAL shall file, or admit the jurisdiction of the court and the material allegations contained in, any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws now or hereafter amended, or VITAL shall institute any proceedings for relief of VITAL under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

     C. VITAL shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for VITAL or any of the property of VITAL; or

     D. VITAL shall admit in writing its inability to pay its debts as they become due; or

     E. The Premises are levied on by any revenue officer or similar officer; or

     F. A decree or order appointing a receiver of the property of VITAL shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof, or

     G. VITAL shall abandon the Premises (meaning failure to operate in the Premises for a period of ten consecutive days) during the Term hereof, or

     H. VITAL shall default in any payment of Rent required to be made by VITAL hereunder when due as herein provided and such default shall continue for five (5) days after notice thereof in writing to VITAL; or

     I.    VITAL shall default in securing insurance  or  in
providing evidence of insurance as set forth in Section 11 of this Sub-Sublease or shall default with respect to lien claims as set forth in Section 21 of this Sub-Sublease and either such default shall continue for five (5) days after notice thereof in writing to VITAL; or

     J. VITAL shall, by its act of omission to act, cause a default under the Sublease or Prime Lease and such default shall not be cured within the time, if any, permitted for such cure under the Sublease or Prime Lease; or

     K. VITAL shall default in any of the other covenants and agreements herein contained to be kept, observed and performed by VITAL, and such default shall continue for thirty (30) days after notice thereof in writing to VITAL.

25. REMEDIES. Upon the occurrence of any one or more Events of Default, JCP may exercise any remedy against VITAL which Prime Landlord may exercise for default by JCP under the Sublease.

26. SECURITY DEPOSIT. To secure the faithful performance by VITAL of all the covenant, conditions and agreements in this Sub-Sublease set forth and contained on the part of VITAL to be fulfilled, kept, observed and performed including, but not by way of limitation, such covenants and agreements in this Sub-Sublease which become applicable upon the termination of the same by re-entry or otherwise, VITAL has deposited with JCP the Security Deposit as specified in
Section 1(O) on the understanding that: (a) the Security Deposit or any portion thereof not previously applied, or from time to time, such one or more portions thereof, may be applied to the curing of any default that may then exist, without prejudice to any other remedy or remedies which JCP may have on account thereof, and upon such application VITAL shall pay JCP on demand the amount so applied which shall be added to the Security Deposit so the same may be restored to its original amount; (b) should the Sublease be assigned by JCP, the Security Deposit or any portion thereof not previously applied may be turned over to JCP's assignee and if the same be turned over as aforesaid; VITAL hereby releases JCP from any and all liability with respect to the Security Deposit and/or its application or return; (c) if permitted by law, JCP or its successor shall not be obligated to hold the Security Deposit as a separate fund, but on the contrary may commingle the same with its other funds; (d) if VITAL shall faithfully fulfill, keep, perform and observe all of the covenants, conditions and agreements in this Sub-Sublease set forth and contained on the part of VITAL to be fulfilled, kept, performed and observed, the sum deposited or the portion thereof not previously applied, shall be returned to VITAL without interest no later than thirty (30) days after the expiration of the Term of the Sub-Sublease or any renewal or extension thereof, provided VITAL has vacated the Premises and surrendered possession thereof to JCP at the expiration of the Term or any extension or renewal thereof as provided herein; (e) in the event that JCP terminates this Sub-Sublease or VITAL's right to possession by reason of an Event of Default by VITAL, JCP may apply the Security Deposit against damages suffered to the date of such termination and/or may retain the Security Deposit to apply against such damages as may be suffered or shall accrue thereafter by reason of VITAL's default; and
(f) in the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against VITAL, or its successors or assigns, the Security Deposit shall be deemed to be applied first to the payment of any Rent due JCP for all periods prior to the institution of such proceedings, and the balance, if any, of the Security Deposit may be retained or paid to JCP in partial liquidation of JCP's damages.

27. NOTICES AND CONSENTS. All notices, demands, requests, consents or approvals which may or are required to be given by either party to the other shall be in writing and shall be deemed given when received or refused if sent by United States registered or certified mail, postage prepaid, return receipt requested or if sent by overnight commercial courier service (a) if to VITAL, addressed to VITAL at the address specified in Section 1(B) or at such other place as VITAL may from time to time designate by notice in writing to JCP or (b) if for JCP, addressed to JCP at the address specified in Section 1(C) or at such other place as JCP may from time to time designate by notice in writing to VITAL. Each party agrees promptly to deliver a copy of each notice, demand, request, consent or approval from such party to Landlord and Prime Landlord and promptly to deliver to the other party a copy of any notice, demand, request, consent or approval received from Landlord or Prime Landlord. Such copies shall be delivered by overnight commercial courier.

28. PROVISIONS REGARDING SUB-SUBLEASE. This Sub-Sublease and all the rights of parties hereunder are subject and subordinate to the Sublease and Prime Lease. Each party agrees that it will not, by its act or omission to act, cause a default under the Sublease or the Prime Lease. In furtherance of the foregoing, the parties hereby confirm, each to the other, that it is not practical in this Sub-Sublease agreement to enumerate all of the rights and obligations of the various parties under the Sublease and the Prime Lease and specifically to allocate those rights and obligations in this Sub-Sublease agreement. Accordingly, in order to afford to VITAL the benefits of this Sub-Sublease and of those provisions of the Sublease and the Prime Lease which by their nature are intended to benefit the party in possession of the Premises, and in order to protect JCP against a default by VITAL which might cause a default or event of default by JCP under the Sublease or the Prime Lease:

     A. Provided VITAL shall timely pay all Rent when and as due under this Sub-Sublease, JCP shall pay, when and as due, all base rent, additional rent and other charges payable by JCP to Landlord under the Sublease;

     B. Except as otherwise expressly provided herein, JCP shall perform its covenants and obligations under the Sublease which do not require for their performance possession of the Premises and which are not otherwise to be performed hereunder by VITAL on behalf of JCP. For example, JCP shall at all times keep in full force and effect all insurance required of JCP as Tenant under the Sublease.

     C. Except as otherwise expressly provided herein, VITAL shall perform all affirmative covenants and shall refrain from performing any act which is prohibited by the negative covenants of the Prime Lease, where the obligation to perform or refrain from performing is by its nature imposed upon the party in possession of the Premises. If practicable, VITAL shall perform affirmative covenants which are also covenants of JCP under the Sublease at least five
(5) days prior to the date when JCP's performance is required under the Sublease. JCP shall have the right to enter the Premises to cure any default by VITAL under this Section.
     D. JCP shall not agree to an amendment to the Sublease which might have an adverse effect on VITAL's occupancy of the Premises or its use of the Premises for their intended purpose, unless JCP shall first obtain VITAL's prior written approval thereof, which consent shall not be unreasonably withheld or delayed,

     E. JCP hereby grants to VITAL the right to receive during the term of this Sub-Sublease all of the services and benefits with respect to the Premises which are to be provided by Prime Landlord under the Prime Lease. JCP shall have no duty to perform any obligations of Prime Landlord which are, by their nature, the obligation of an owner or manager of real property. For example, JCP shall not be required to provide the utilities, services or repairs which the Prime Landlord is required to provide under the Prime Lease nor expend any monies to obtain such utilities, services or repairs. JCP shall have no responsibility for or be liable to VITAL for any default, failure or delay on the part of Prime Landlord in the performance or observance by Prime Landlord of any of its obligations under the Prime Lease, nor shall such default by Prime Landlord affect this Sub-Sublease or waive or defer the performance of any of VITAL's obligations hereunder except to the extent that such default by Prime Landlord excuses performance by JCP, under the Sublease. Notwithstanding the foregoing, the parties contemplate that Prime Landlord shall, in fact, perform its obligations under the Prime Lease and in the event of any default or failure of such performance by Prime Landlord, JCP agrees that it will, upon notice from VITAL, make demand upon Landlord to make demand upon Prime Landlord to perform its obligations under the Prime Lease and, provided that VITAL specifically agrees to pay its pro-rata share of all costs and expenses of JCP and provides JCP with security reasonably satisfactory to JCP to pay such costs and expenses, JCP will take appropriate legal action to enforce the Sublease.

29. ADDITIONAL SERVICES. JCP shall cooperate with VITAL to cause Landlord and Prime Landlord to provide services required by VITAL in addition to those otherwise required to be provided by Prime Landlord under the Prime Lease. VITAL shall pay Prime Landlord's charge for such services promptly after having been billed therefore by Prime Landlord or by JCP. If at any time a charge for such additional services is attributable to the use of such services both by JCP and by VITAL, the cost thereof shall be equitably divided between JCP and VITAL.

30. PRIME LANDLORD AND LANDLORDS CONSENT. The obligations under this Sub-Sublease are expressly conditioned upon the written consent of Prime Landlord and Landlord to this Sub-Sublease. If both such consents have not been obtained by July 1st, 2002, then either party shall have the option to cancel and terminate this Sub-Sublease. VITAL's payment of the Bonus referenced below shall not be required to be made before such consents are obtained.

31. BROKERAGE. Each party warrants to the other that it has had no dealings with any broker or agent in connection with this Sub-Sublease other than the Broker as specified in
Section 1(Q), whose commission shall be paid by JCP, and each party covenants to pay, hold harmless and indemnify the other party from and against any and all costs (including reasonable attorneys' fees), expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this Sub-Sublease or the negotiation thereof on behalf of such party.
32. RIGHT OF FIRST OFFER. VITAL hereby acknowledges that the right of first refusal set forth in Exhibit "G" of the Prime Lease remains exclusively with Landlord and the Premises demised to VITAL pursuant to this Sub-Sublease do not contain the space that is the subject of such right of first refusal.

33. PARKING. The parties hereto acknowledge that Landlord and Prime Landlord are party to a certain Covered Reserved Space Parking License Agreement dated as of August 17, 1998 (the "Parking Agreement") for the right to park up to ten
(10) automobiles under the reserved covered parking facilities at the Building. JCP hereby sub-sublicenses its right under the Sublease allowing VITAL the use of eight (8) of such spaces, subject and subordinate to the terms and provisions of the Parking Agreement, at a monthly rental rate of $360.00 ($45.00 per space) for the Term of this Sub-Sublease.

34. FORCE MAJEURE. Neither party shall not be deemed in default with respect to any of the terms, covenants and conditions of this Sub-Sublease, the failure to timely perform same is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, shortages, accidents, casualties, acts of God, acts caused directly by the other party or its agents, employees and invitees or any other cause beyond the reasonable control of the parties. This Section shall not be applicable, however, if JCP's failure timely to perform creates a default by JCP under the Prime Lease and shall not be applicable to any financial obligation hereunder.

35. MODIFICATION. This Sub-Sublease may not be changed, modified or terminated except by an agreement in writing signed by the party against whom enforcement of such change, modification or termination is sought (except for terminations provided for in this Sub-Sublease).

36. COUNTERPARTS. This Sub-Sublease may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute an agreement.

37. BONUS. Notwithstanding anything to the contrary in this Sub-Sublease, if, on or before June 17, 2002, (i) JCP is entirely moved out of the Premises (including repair of any damage caused in moving out), (ii) JCP is not in default under the Sublease, (iii) no default exists under the Prime Lease, then VITAL shall pay to JCP the sum of $10,000.00, provided that such payment shall be made only after Landlord and Prime Landlord have consented to this Sub-Sublease in writing.

38. FURNISHINGS. JCP and VITAL agree that JCP will leave the furnishings, fixtures, and equipment listed in Exhibit B hereto (the "Equipment") in the Premises. JCP warrants that all Equipment listed in Exhibit B is in the Premises, is in good and working condition and repair, is owned free and clear, without encumbrance or lien by third party, by JCP and that JCP has the power and authority to convey it. VITAL shall have the right to use the Equipment, at no charge or expense, in VITAL's sole discretion. JCP shall not be responsible for the maintenance or repair of the Equipment while VITAL is using it. VITAL shall not be obligated to replace or repair any of the Equipment that wears out, becomes obsolete, or is damaged through no fault of VITAL, but shall use reasonable care with the Equipment. At the expiration of this Sub-Sublease without default by VITAL, VITAL shall purchase the Equipment from JCP for the sum of $1.00, and JCP agrees to provide VITAL with a bill of sale for the same at that time.

The parties have executed this Sub-Sublease the day and year first above written.

                    JCP:

                    JOHNSON  CAPITAL  PARTNERS  OF  ARIZONA,
                    L.L.C.,
                    an Arizona limited liability company


                    By: /s/ John C. Smeck III
                    Name: John C. Smeck III
                    Title: Managing Member


                    VITAL:

                    VITAL LIVING, INC., a Nevada corporation


                    BY: /s/ Kenneth F. Lind
                    Name: Kenneth F. Lind
                    Title: President

CONSENTED TO:

Prime  Landlord and Landlord hereby consent to the foregoing
Sub-Sublease.

PRIME LANDLORD:

NORTHBANK   PROPERTIES  LLC,  formerly  known  as  Northbank
Properties Limited Partnership


By: /s/ Kern W. Shumacher
Name: Kern W. Schumacher
Title: Managing member
Date:

LANDLORD:

PRUDENTIAL MULTIFAMILY MORTGAGE, INC.
a Delaware corporation (f/k/a WMF Washington Mortgage Corp.)


By: /s/ Robert L. Fitts, Jr.
Name: Robert L. Fitts, Jr.
Title: Vice President
Date: 6/14/02

                          EXHIBIT A


                          Suite 105



   [PAGE CONTAINS SCHEMATIC FLOOR PLAN OF SUITE LOCATION]

                          EXHIBIT B

                      List of Equipment

     8    Executive style chairs
     1    Executive L-desk w/right return
     1    Executive L-desk w/left return
     2    Executive L-desks
     5    Credenza
     1    2 Piece credenza w/upper cabinet
     1    Floor Lamp
     6    Steno Chairs
     3    bookcases
     2    Computer desks
     4    Executive desks
     1     Sofa/love seat
     1    Conference table
     14   Cloth conference chairs
     1    Telephone table
     14   Cloth low back chairs
     1    End table
     1    Small cabinet
     1    Table desk